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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 30, 2001





                      GREENWICH CAPITAL ACCEPTANCE, INC.
            (Exact name of registrant as specified in its charter)


           Delaware                     333-60904-01            06-1199884
-------------------------------         ------------        ------------------
(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
         Incorporation)                 File Number)        Identification No.)


  600 Steamboat Road
Greenwich, Connecticut                                              06830
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(Address of Principal                                             (Zip Code)
Executive Offices)


Registrant's telephone number, including area code (203) 622-2700
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Item 5.  Other Events.
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Filing of Computational Materials
---------------------------------

     In connection with the proposed offering of the Mortgage Loan Pass-Through Certificates, Series 2001-FRB1, Greenwich Capital Markets, Inc. (the "Underwriter") has prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although Greenwich Capital Acceptance, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99.1. These Collateral Term Sheets are filed on Form SE dated November 30, 2001 and supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.




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         Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Collateral Term Sheets.
                  filed on Form SE dated November 30, 2001





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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               GREENWICH CAPITAL ACCEPTANCE, INC.,



                               By:  /s/ Frank Y. Skibo
                                    ------------------------------------
                                    Name:   Frank Y. Skibo
                                    Title:  Senior Vice President



Dated:   November 30, 2001





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Exhibit Index
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Exhibit                                                                 Page
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99.1              Collateral Term Sheets
                  filed on Form SE dated November 30, 2001.






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